================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JUNE 27, 2002


                          INDEPENDENT BANKSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Texas                         0-10196               75-1717279
--------------------------------------------------------------------------------
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


1617 Broadway, Lubbock, Texas                                           79408
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (806) 749-1850
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


================================================================================

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On June 27, 2002, Independent Bankshares, Inc. (the "Company") engaged Deloitte & Touche as the Company's independent public accountants for the year 2002. The decision to engage Deloitte & Touche as the Company's independent public accountant was approved by the Company's Board of Directors following a recommendation submitted by the Audit Committee of the Company's Board of Directors.

        During each of the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period between December 31, 2001 through June 26, 2002, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

        (a) - (b)       Not applicable.

        (c)             Exhibits - None.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INDEPENDENT BANKSHARES, INC.
                                       (Registrant)


Date: June 27, 2002                    By: /s/ Don E. Cosby
                                           -------------------------------------
                                       Name: Don E. Cosby
                                       Title: Executive Vice President and Chief
                                              Financial Officer